Grant Park Multi Alternative Strategies Fund

Class	A	GPAAX
Class	C	GPACX
Class	I	GPAIX
Class	N	GPANX

(a series of Northern Lights Fund Trust)

Supplement dated June 2, 2014
to the Prospectus dated December 18, 2013

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Effective immediately, the following information in the respective sections has been replaced:

Footnote 3 underneath the below fee table has been replaced in the section title “Fees and Expenses of the Fund” on page 1 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None	None
Redemption Fee as a % of amount redeemed if sold within 30 days	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.18%	1.18%	1.18%	1.18%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(1)	0.59%	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses(1)(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.04%	2.79%	1.79%	2.04%
Fee Waiver(3)	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	1.98%	2.73%	1.73%	1.98%

(1)  Based on estimated amounts for the current fiscal year.  The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)  The adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until September 30, 2015 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 fees, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.96%, 2.71%, 1.71% and 1.96% of each class's net assets, respectively, for Class A, Class C, Class I and Class N shares.  Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

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The following paragraph replaces the second paragraph in the section titled “Investment Adviser” on page 11 of the Prospectus:

Pursuant to an advisory agreement between the Trust and the adviser, on behalf of the Fund, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.18% of the Fund's average daily net assets.  The adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until September 30, 2015 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 fees, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.96%, 2.71%, 1.71% and 1.96% of each class’s net assets, respectively for Class A, Class C, Class I and Class N shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days' written notice to the adviser.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the Fund's first annual and semi-annual shareholder report.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated December 18, 2013.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-501-4758.

Please retain this Supplement for future reference.

Grant Park Multi Alternative Strategies Fund

Class	A	GPAAX
Class	C	GPACX
Class	I	GPAIX
Class	N	GPANX

(a series of Northern Lights Fund Trust)

Supplement dated June 2, 2014
to the Statement of Additional Information (“SAI”) dated December 18, 2014

______________________________________________________________________

Effective immediately, the following paragraph replaces the seventh paragraph in the section titled “Investment Adviser” on page 32 of the SAI:

The fee is computed daily and payable monthly. The Adviser has contractually agreed to waive its management fee and to reimburse expenses, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 fees, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund Officers and Trustees, Contractual indemnification of Fund Service providers (other than the Adviser)), at least until September 30, 2015 such that net annual fund operating expenses of the Fund do not exceed 1.96%, 2.71%, 1.71% and 1.96% of each class’s net assets, respectively, for Class A, Class C, Class I and Class N shares.  Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

_________________________________

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated December 18, 2013.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-501-4758.

Please retain this Supplement for future reference.